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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         October 13, 2005


                                   BELK, INC.
                                   ----------
             (Exact name of Registrant as specified in its charter)

        Delaware                   000-26207                     56-2058574
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(State of Incorporation)     (Commission File Number)         (I.R.S. Employer
                                                             Identification No.)


   2801 West Tyvola Road, Charlotte, North Carolina             28217-45000
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       (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code       (704) 357-1000
                                                   ----------------------------



        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 5.02      DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b) On October 13, 2005, Edward J. Record resigned from his position as Senior Vice President of Finance and Controller of Belk, Inc.





















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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   BELK, INC.



Date: October 14, 2005             By:      /s/ Ralph A. Pitts
                                      ------------------------------------------
                                       Ralph A. Pitts, Executive Vice President,
                                       General Counsel and Secretary














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